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                                                                    Exhibit 10.1

                                FOURTH AMENDMENT
                             TO FINANCING AGREEMENT


         FOURTH AMENDMENT, dated as of October 22, 2004 (this "Amendment"), to the Financing Agreement, dated as of April 23, 2004 (as amended, restated or otherwise modified from time to time, the "Financing Agreement"), by and among aaiPharma Inc., a Delaware corporation (the "Parent"), Applied Analytical Industries Learning Center, Inc., a Delaware corporation ("Applied Analytical"), AAI Technologies, Inc., a Delaware corporation ("AAI Technologies"), AAI Properties, Inc., a North Carolina corporation ("AAI Properties"), AAI Japan, Inc., a Delaware corporation ("AAI Japan"), Kansas City Analytical Services, Inc., a Kansas corporation ("Analytical Services"), AAI Development Services, Inc., a Massachusetts corporation ("AAI Development-MA"), aaiPharma LLC, a Delaware limited liability company ("Pharma LLC") and AAI Development Services, Inc., a Delaware corporation ("AAI Development-DE", and together with the Parent, Applied Analytical, AAI Technologies, AAI Properties, AAI Japan, Analytical Services, AAI Development-MA and Pharma LLC, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party hereto (each a "Lender" and collectively, the "Lenders"), Silver Point Finance, LLC, a Delaware limited liability company ("Silver Point"), as collateral agent for the Lenders (in such capacity, and any successor in such capacity, the "Collateral Agent"), and Bank of America, N.A. ("Bank of America"), as administrative agent for the Lenders (in such capacity, and any successor in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

         WHEREAS, the Borrowers, the Agents and the Lenders wish to amend certain terms and conditions of the Financing Agreement as hereafter set forth;

         NOW, THEREFORE, the Borrowers, the Agents and the Lenders hereby agree as follows:

         1. Capitalized Terms. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

         2. Amendments to Financing Agreement.

                 (a) Recitals. The first two sentences of the first recital to the Financing Agreement are hereby amended in their entirety to read as follows:

                  "The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) a term loan in the aggregate principal amount of $135,000,000, (b) a term loan in the aggregate principal amount of $30,000,000 and (c) a revolving credit facility in an aggregate principal amount not to exceed $15,000,000 at any time outstanding, which will include a subfacility for the issuance of letters of credit. The proceeds of the term loans and the loans made under the revolving credit facility shall be used to, together with the Net Cash Proceeds (as hereinafter defined) from the MVI Sale (as hereinafter defined), (i) refinance existing indebtedness of the Borrowers, (ii) fund the interest payments (and any default interest payable thereon) due and payable by the Parent on April 1, 2004 and October 1, 2004, in respect of its Senior Subordinated Notes

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         (as hereinafter defined), (iii) provide for general working capital and general corporate purposes of the Borrowers and (iv) to pay fees and expenses related to this Agreement and the transactions contemplated hereby."

                  (b) Definitions. Section 1.01 of the Financing Agreement is hereby amended as follows:

                           (i) The definition of the term "Applicable
         Incremental Margin" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                           (ii) The following definitions in Section 1.01 of the Financing Agreement are hereby amended in their entirety to read as follows:

                  "'Applicable Prepayment Percentage' means, as of any date of determination,

                  (a) Except as set forth in clause (b) below, 100%.

                  (b) So long as (i) no Default or Event of Default shall have occurred and be continuing or would otherwise occur as a result of such Disposition and (ii) the Borrowers are in compliance, on a pro forma basis after giving effect to such Disposition, with the financial covenants set forth in Section 7.03 for the immediately preceding reporting period of the Parent and its Subsidiaries, (A) the Applicable Prepayment Percentage for the Disposition of the property and assets subject to a Sale and Leaseback Transaction shall equal 50% and (B) the Applicable Prepayment Percentage for the Calcitriol Disposition shall equal 0%."

                  "'Applicable Prepayment Premium' means, as of any date of determination, an amount equal to (a) during the period of time from and after the First Amendment Effective Date up to the date that is the 12 month anniversary of the First Amendment Effective Date, 3.5% times the sum of (i) the amount of the reduction of the Total Revolving Credit Commitment on such date plus (ii) the principal amount of the Term Loan prepaid on such date plus (iii) the principal amount of the Supplemental Term Loan prepaid on such date, (b) during the period of time from and including the date that is the 12 month anniversary of the First Amendment Effective Date up to the date that is the 24 month anniversary of the First Amendment Effective Date, 2.5% times the sum of (i) the amount of the reduction of the Total Revolving Credit Commitment on such date plus (ii) the principal amount of the Term Loan prepaid on such date plus (iii) the principal amount of the Supplemental Term Loan prepaid on such date, (c) during the period of time from and including the date that is the 24 month anniversary of the First Amendment Effective Date up to the date that is the 30 month anniversary of the First Amendment Effective Date, 1.5% times the sum of (i) the amount of the reduction of the Total Revolving Credit Commitment on such date plus (ii) the principal amount of the Term Loan prepaid on such date plus (iii) the principal amount of the Supplemental Term Loan prepaid on such date, and (d) during the period of time from and including the date that is the 30 month anniversary of the First Amendment Effective Date through and including the Final Maturity Date, zero."

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                  "'Commitments' means, with respect to each Lender, such
         Lender's Revolving Credit Commitment, Term Loan Commitment and Supplemental Term Loan Commitment."

                  "'Consolidated Net Income' means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions (including, without limitation, in the form of royalties or licensing fees); provided, that any extraordinary or non-recurring gains or losses from Specified Events shall not be excluded from Consolidated Net Income, (b) non-cash restructuring charges, and (c) non-cash effects of discontinued operations."

                  "'Loan' means the Term Loan, the Supplemental Term Loan or any Revolving Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof."

                  "'Net Cash Proceeds' means, (a) with respect to any Disposition by any Person or any of its Subsidiaries, an amount equal to the result of (i) the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, minus
         (ii) the sum of (A) the amount of any Indebtedness secured by any Lien permitted by Section 7.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) costs and expenses related thereto incurred by such Person or such Subsidiary in connection therewith (including, without limitation, legal, accounting and investment banking fees, and underwriting discounts and commissions), (C) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements), (E) reasonable reserves for indemnification obligations in connection with such Disposition in an aggregate amount not to exceed $500,000 during the term of this Agreement and (F) an amount equal to the product of (1) the result of
         (x) the aggregate amount of cash described in clause (a)(i) above minus
         (y) the sum of the deductions therefrom described in clauses (ii)(A) through (ii)(E) above times (2) a fraction the numerator of which is the Applicable Prepayment Premium and the denominator of which is the sum of (x) 1 plus (y) the Applicable Prepayment Premium, (b) with respect to the issuance or incurrence of any Indebtedness by any Person or any of its Subsidiaries, or the sale or issuance by any Person or any of its Subsidiaries of any shares of its Capital Stock, an amount equal to the result of (i) the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, minus (ii) the sum of (A) costs and expenses related thereto incurred by such Person or such Subsidiary in connection therewith (including, without limitation, legal, accounting and investment banking fees,

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         and underwriting discounts and commissions), (B) transfer taxes paid by such Person or such Subsidiary in connection therewith and (C) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), and (c) with respect to any Extraordinary Receipts received by any Person or any of its Subsidiaries, an amount equal to the result of (i) the aggregate amount of cash received (directly or indirectly) from time to time by or on behalf of such Person or such Subsidiary in connection therewith, minus (ii) the sum of (A) reasonable expenses related to the collection thereof incurred by such Person or such Subsidiary and (B) net income taxes to be paid in connection with such Extraordinary Receipts (after taking into account any tax credits or deductions and any tax sharing arrangements); in the case of each of clauses (a), (b) and (c), to the extent, but only to the extent, that the amounts so deducted are (xx) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (yy) properly attributable to such transaction or to the asset that is the subject thereof, as the case may be."

                  "'Pro Rata Share' means:

                  (a) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Collateral Agent Advances) and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances) and Letter of Credit Obligations,

                  (b) with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Term Loan Commitment, provided that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan,

                  (c) with respect to a Lender's obligation to make the Supplemental Term Loan and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) the sum of such Lender's Supplemental Term Loan Commitment plus the aggregate unpaid principal amount of such Lender's portion of the Supplemental Term Loan, by (ii) the sum of the Total Supplemental Term Loan Commitment plus the unpaid principal amount of the Supplemental Term Loan, and

                  (d) with respect to all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Revolving Credit Commitment plus such Lender's Supplemental Term Loan Commitment plus the aggregate unpaid principal amount of

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         such Lender's portion of the Term Loan and the Supplemental Term Loan, by (ii) the sum of the Total Revolving Credit Commitment plus the Total Supplemental Term Loan Commitment plus the aggregate unpaid principal amount of the Term Loan and the Supplemental Term Loan, provided, that, if such Lender's Revolving Credit Commitment shall have been reduced to zero, such Lender's Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Collateral Agent Advances) and its interest in the Letter of Credit Obligations and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances) and Letter of Credit Obligations."

                  "'Senior Subordinated Note Indenture' means the Indenture, dated as of March 28, 2002, by and among the Parent and the Trustee for the Senior Subordinated Noteholders, as amended by the Supplemental Indenture dated as of April 20, 2004 and as further amended by a Second Supplemental Indenture on the terms described in the Second Consent Solicitation Statement."

                  "'Term Loan Obligations' means any Obligations with respect to the Term Loan and/or the Supplemental Term Loan (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto)."

                  "'Total Commitment' means the sum of the Total Revolving Credit Commitment, the Total Term Loan Commitment and the Total Supplemental Term Loan Commitment."

                           (iii) The following definitions are hereby added to
         Section 1.01 of the Financing Agreement in the appropriate alphabetical order:

                  "'Calcitriol Disposition' means the Disposition described in clause (b) of the definition of Specified Events."

                  "'Fourth Amendment Effective Date' means the date on which all of the conditions precedent to the effectiveness of the Fourth Amendment to Financing Agreement dated as of October 22, 2004, by and among the Borrowers, the Lenders and the Agents have been fulfilled or waived."

                  "'Rothschild' means Rothschild, Inc."

                  "'Sale Process' has the meaning specified therefor in Section 7.01(s).

                  "'Second Consent Solicitation Statement' means the Consent Solicitation Statement, in form and substance reasonably satisfactory to the Agents, as such Second Consent Solicitation Statement may be amended with the consent of the Agents."

                  "'Specified Events' means, collectively, (a) the amendment of the MVI Sale Agreement pursuant to the terms of Amendment No. 2 to the MVI Sale Agreement dated as of September 16, 2004, pursuant to which the Parent will receive an accelerated

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         purchase price adjustment under the MVI Sale Agreement, (b) the
         Disposition of the Parent's rights to its Calcitriol product pursuant to the terms of the Termination Agreement by and between the Parent and SICOR Pharmaceuticals, Inc., on terms substantially the same as or better to Parent than the terms set forth in the draft Termination Agreement provided by the Parent to the Collateral Agent on or prior to October 21, 2004, and (c) the Disposition of the Parent's Investment in Aesgen, Inc. pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of August 30, 2004, among MGI Pharma, Inc., MGIP Acquisition Corp., Aesgen Inc. and Timothy I. Maudlin, as equityholder's representative."

                  "'Supplemental Term Loan' means the loans made by the Supplemental Term Loan Lenders to the Borrowers pursuant to Article II hereof."

                  "'Supplemental Term Loan Commitment' means, with respect to each Lender, the commitment of such Lender to make the Supplemental Term Loan to the Borrowers in the amount set forth in Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement."

                  "'Supplemental Term Loan Final Draw Date' means that certain date, if any, after the Supplemental Term Loan Second Draw Date and on or prior to January 15, 2005, on which the Supplemental Term Loan Lenders make a portion of the Supplemental Term Loan available to the Borrowers in accordance with Section 2.01(a)(iii)(C) hereof."

                  "'Supplemental Term Loan Lender' means a Lender with a Supplemental Term Loan Commitment."

                  "'Supplemental Term Loan Second Draw Date' means that certain date, if any, after the Fourth Amendment Effective Date and prior to the Supplemental Term Loan Final Draw Date, on which the Supplemental Term Loan Lenders make a portion of the Supplemental Term Loan available to the Borrowers in accordance with Section 2.01(a)(iii)(B) hereof."

                  "'Total Supplemental Term Loan Commitment' means the sum of the amounts of the Lenders' Supplemental Term Loan Commitments."

                  (c) Commitments. Section 2.01 of the Financing Agreement is hereby amended as follows:

                           (i) Section 2.01(a) of the Financing Agreement is hereby amended by deleting the "and" at the end of clause (i) thereof, replacing the "." at the end of clause (ii)(B) thereof with "; and" and adding the following new clause (iii):

                           "(iii) each Supplemental Term Loan Lender severally agrees to make the Supplemental Term Loan to the Borrowers, in an aggregate principal amount not to exceed the amount of such Lender's Supplemental Term Loan Commitment, as follows:

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                                    (A) On the Fourth Amendment Effective Date,
         an amount equal to such Supplemental Term Loan Lender's Pro Rata Share of an amount equal to not less than 50% of the Total Supplemental Term Loan Commitment;

                                    (B) On the Supplemental Term Loan Second
         Draw Date, an amount equal to such Supplemental Term Loan Lender's Pro Rata Share of an amount not to exceed the remaining undrawn amount, if any, of the Supplemental Term Loan Commitment as of the date thereof; and

                                    (C) On the Supplemental Term Loan Final Draw
         Date, an amount equal to such Supplemental Term Loan Lender's Pro Rata Share of an amount not to exceed the remaining undrawn amount, if any, of the Supplemental Term Loan Commitment as of the date thereof."

                           (ii) Section 2.01(b) of the Financing Agreement is hereby amended by redesignating existing clause (iii) thereof as new clause (iv) and adding the following new clause (iii):

                           "(iii) The aggregate principal amount of the Supplemental Term Loan made on the Fourth Amendment Effective Date, the Supplemental Term Loan Second Draw Date and the Supplemental Term Loan Final Draw Date shall not exceed the Total Supplemental Term Loan Commitment. Any principal amount of the Supplemental Term Loan which is repaid or prepaid may not be reborrowed."

                  (d) Making the Loans. Section 2.02 of the Financing Agreement is hereby amended as follows:

                           (i) The second sentence of Section 2.02(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

         "Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan (which, in the case of a LIBOR Rate Loan, must be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof), (ii) whether such Loan is requested to be a Reference Rate Loan or a LIBOR Rate Loan and, in the case of a LIBOR Rate Loan, the initial Interest Period with respect thereto, (iii) in the case of Loans requested on the Effective Date, the Fourth Amendment Effective Date, the Second Draw Date, the Supplemental Term Loan Second Draw Date or the Supplemental Term Loan Final Draw Date, whether such Loan is requested to be a Revolving Loan, the Term Loan or the Supplemental Term Loan, (iv) the use of the proceeds of such proposed Loan, and (v) the proposed borrowing date, which must be a Business Day, and, (x) with respect to the Term Loan, must be the Effective Date or the Second Draw Date and (y) with respect to the Supplemental Term Loan, must be the Fourth Amendment Effective Date, the Supplemental Term Loan Second Draw Date or the Supplemental Term Loan Final Draw Date."

                           (ii) Section 2.02(c)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

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                           "(c)(i) Except as otherwise provided in this
         subsection 2.02(c) and Section 2.01(a)(ii)(B), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, the Total Term Loan Commitment and the Total Supplemental Term Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender."

                  (e) Repayment of Loans. Section 2.03(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

         "(b) The outstanding principal of the Term Loan and the Supplemental Term Loan shall be repaid in full on the earlier of (i) if Excess Availability is less than $10,000,000 on such date, the date of the termination of the Total Revolving Credit Commitment and (ii) the Final Maturity Date."

                  (f) Interest. Section 2.04 of the Financing Agreement is hereby amended as follows:

                           (i) Section 2.04(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(a) Revolving Loans. Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus 7.25%. Each Revolving Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid, at a rate per annum equal to the LIBOR Rate plus 8.25%."

                           (ii) Section 2.04(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(b) Term Loan; Supplemental Term Loan.

                           (i) Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid, at a rate per annum equal to the Reference Rate plus 7.25%. Each portion of the Term Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid, at a rate per annum equal to the LIBOR Rate plus 8.25%.

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                           (ii) Each portion of the Supplemental Term Loan that
         is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid, at a rate per annum equal to the Reference Rate plus 7.25%. Each portion of the Supplemental Term Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid, at a rate per annum equal to the LIBOR Rate plus 8.25%."

                  (g) Reduction of Commitments. Section 2.05(a) of the Financing Agreement is hereby amended by inserting the following new clause (iii) at the end thereof:

                  "(iii) Supplemental Term Loan. The Total Supplemental Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) (A) on the Fourth Amendment Effective Date, with respect to the greater of
         (1) the amount of the Supplemental Term Loan drawn by the Borrowers on such date and (2) 50% of the Total Supplemental Term Loan Commitment,
         (B) on the Supplemental Term Loan Second Draw Date, with respect to the amount of the Supplemental Term Loan drawn by the Borrowers on such date, and (C) on the earlier to occur of (A) the Supplemental Term Loan Final Draw Date and (B) January 15, 2005, with respect to any remaining undrawn amount of the Supplemental Term Loan Commitment as of such date."

                  (h) Optional Prepayment. Section 2.05(b)(ii) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(ii) Term Loan and Supplemental Term Loan. The Borrowers may, at any time and from time to time, upon at least 3 Business Days' prior written notice to the Administrative Agent, prepay the principal of the Term Loan and/or the Supplemental Term Loan, in whole or in part. Each prepayment of the Term Loan and/or the Supplemental Term Loan made pursuant to this clause (b)(ii) shall be accompanied by the payment of
         (A) accrued interest to the date of such payment on the amount prepaid and (B) the Applicable Prepayment Premium, if any, payable in connection with such prepayment."

                  (i) Mandatory Prepayment. Section 2.05(c) of the Financing Agreement is hereby amended as follows:

                           (i) Section 2.05(c)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(i) The Borrowers will immediately prepay the outstanding principal amount of the Term Loan and the Supplemental Term Loan in the event that (A) the Total Revolving Credit Commitment is terminated for any reason and (B) Excess Availability on the date of the termination of the Total Revolving Credit Commitment is less than $10,000,000."

                           (ii) Section 2.05(c)(iii) of the Financing Agreement is hereby amended in its entirety to read as follows:

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                  "(iii) Within 3 days of any Disposition by any Loan Party
         pursuant to Section 7.02(c)(ii), the Borrowers shall be required to either (A) prepay the outstanding principal amount of the Loans of such Lender in accordance with Section 2.05(d) in an amount equal to such Lender's Pro Rata Share of the Applicable Prepayment Percentage of the Net Cash Proceeds received by such Person in connection with such Disposition or (B) at the election of each Lender in its sole discretion and in accordance with the procedures set forth in Section 2.05(c)(vii), (1) prepay the outstanding principal amount of the Loans of such Lender in accordance with Section 2.05(d) in an amount equal to such Lender's Pro Rata Share of the Applicable Prepayment Percentage of the Net Cash Proceeds received by such Person in connection with such Disposition or (2) deposit such Lender's Pro Rata Share of such Net Cash Proceeds into a cash collateral account with a commercial bank designated by the Collateral Agent (the "Cash Collateral Account") (and when so deposited such Net Cash Proceeds shall constitute Collateral for the Obligations then outstanding) for application at a later date to the acquisition of replacement property or assets approved by the Required Lenders for the property or assets so disposed of, provided, that (x) until so applied in accordance with either of clauses (y) or
         (z) of this clause (iii), such Net Cash Proceeds shall remain in such cash collateral account, (y) such Net Cash Proceeds must be applied and such property or assets must be replaced with property or assets approved by the Required Lenders within 360 days after the date of receipt thereof, and (z) upon (1) the occurrence and during the continuance of an Event of Default or (2) the expiration of such 360 day period, each Lender's Pro Rata Share of such Net Cash Proceeds, if not so applied, shall be applied to the prepayment of such Lender's Loans in accordance with Section 2.05(d). Notwithstanding the foregoing, (xx) the aggregate amount of all Net Cash Proceeds received by the Loan Parties with respect to Sale and Leaseback Transactions not subject to prepayment pursuant to this Section 2.05(c)(iii) shall not exceed $10,000,000 in the aggregate during the term of this Agreement,
         (yy) the Applicable Prepayment Percentage with respect to Dispositions of property or assets identified in clause (b) of the definition of Applicable Prepayment Percentage as "All other property and assets" shall apply only to the extent that the aggregate amount of all Net Cash Proceeds received by all Loan Parties (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions $1,000,000 in any Fiscal Year (provided, further that the aggregate amount of all such Net Cash Proceeds received by all Loan Parties (and not paid to the Administrative Agent as a prepayment of the Loans), when taken together with the aggregate amount of Extraordinary Receipts not subject to prepayment pursuant to Section 2.05(c)(v) shall not exceed $3,000,000 in the aggregate during the term of this Agreement), and (zz) the Loan Parties shall not permit Excess Proceeds (as defined in the Senior Subordinated Note Indenture) to exceed $5,000,000 at any time. Nothing contained in this clause (iii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property or assets other than in accordance with
         Section 7.02(c)(ii)."

                  (j) Application of Payments. Section 2.05(d) of the Financing Agreement is hereby amended as follows:

                           (i) Section 2.05(d)(i) of the Financing Agreement is hereby amended by deleting the phrase "first, ratably to the Revolving Loans, until paid in full, second, to the Term Loan, until paid in full, and third, ratably to all other Obligations, until paid in full" therein and substituting in lieu thereof "first, ratably to the Revolving Loans, until paid in full, second, ratably to the Term Loan and the Supplemental Term Loan, until paid in full, and third, ratably to all other Obligations, until paid in full".

                           (ii) Sections 2.05(d)(ii), 2.05(d)(iii), 2.05(d)(iv)
         and 2.05(d)(v) of the Financing Agreement are hereby amended by deleting the phrase "first, to the Term Loan, until paid in full, second, ratably to the Revolving Loans, until paid in full, and third, ratably to all other Obligations, until paid in full" therein and substituting in lieu thereof "first, ratably to the Term Loan and the Supplemental Term Loan, until paid in full, second, ratably to the Revolving Loans, until paid in full, and third, ratably to all other Obligations, until paid in full".

                  (k) Fees. Section 2.06(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(a) Unused Line Fee; Unused Commitment Fee.

                           (i) From and after the Effective Date and until the Final Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Revolving Loan Lenders, in accordance with their Pro Rata Shares, an unused line fee (the "Unused Line Fee"), which shall accrue at the rate per annum of 1.00% on the actual daily excess, if any, of the Total Revolving Credit Commitment over the sum of the principal amount of all Revolving Loans and Letter of Credit Obligations outstanding from time to time and shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing on June 30, 2004.

                           (ii) From and after the Fourth Amendment Effective Date and until the earlier to occur of the Supplemental Term Loan Final Draw Date and January 15, 2005, the Borrowers shall pay to the Administrative Agent for the account of the Supplemental Term Loan Lenders, in accordance with their Pro Rata Shares, an unused commitment fee, which shall accrue at the rate per annum of 0.75% on the actual daily excess, if any, of the Total Supplemental Term Loan Commitment over the principal amount of the Supplemental Term Loan outstanding from time to time and shall be payable monthly in arrears on the last Business Day of each month commencing on October 31, 2004."

                  (l) Apportionment of Payments. Section 4.04(c) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrowers specified by the Administrative Borrower to the Administrative Agent to be for the payment of Term Loan Obligations then due and payable under any provision of this Agreement or the prepayment of all or part of the principal of the Term Loan or the Supplemental Term Loan in accordance with the terms and conditions of Section 2.05."

                  (m) Use of Proceeds. Section 6.01(t) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(t) Use of Proceeds. The proceeds of the Loans shall be used to, together with the Net Cash Proceeds from the MVI Sale, (i) refinance existing Indebtedness of the Loan Parties under the Existing Credit Facility, (ii) fund the interest payments (and any default interest payable thereon) due and payable by the Parent on April 1, 2004 and October 1, 2004, in respect of its Senior Subordinated Notes,
         (iii) provide for ongoing working capital and general corporate purposes of the Loan Parties, and (iv) to pay for fees, costs and expenses incurred in connection with the transactions contemplated hereby."

                  (n) Affirmative Covenants. Section 7.01 of the Financing Agreement is hereby amended as follows:

                           (i) Section 7.01(a)(iv)(A) of the Financing Agreement is hereby amended by deleting clause (2) therein and substituting in lieu thereof the following:

         "(2) attaching a schedule showing the calculations of the financial covenants specified in Section 7.03."

                           (ii) Section 7.01 of the Financing Agreement is hereby amended by adding the following new subsection (s):

                  "(s) Retention of Rothschild. In the event that Rothschild ceases for any reason to be actively engaged by the Borrowers to, among other things, assist the Borrowers with respect to the evaluation of potential asset divestitures, including the exploration of the potential sale of some or all of the assets comprising the Borrowers' Pharmaceuticals Division, as well as other assets that are no longer strategic to the Borrowers' long-term business plan (the "Sale Process"), Borrowers shall (i) within 2 days thereof, provide the Collateral Agent with written notice of such cessation of engagement and (ii) within 20 days thereof, retain, and continue at all times thereafter the retention of, a financial advisor in replacement thereof acceptable to the Collateral Agent. The scope of such retention and the duties of such replacement financial advisor shall be acceptable to the Collateral Agent."

                  (o) Financial Covenants. Section 7.03 of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.03 Financial Covenants. So long as any principal of or interest on any Loan, Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

                           (a) Intentionally Omitted.

                           (b) Leverage Ratio. Permit the Leverage Ratio of the Parent and its Subsidiaries as of the end of each period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on a date set forth below to be greater than the applicable ratio set forth below:

                        Fiscal Quarter End             Leverage Ratio
                        ------------------             --------------

                        September 30, 2004               2.75:1.00

                        December 31, 2004                2.75:1.00

                        March 31, 2005                   2.65:1.00

                        June 30, 2005                    2.60:1.00

                        September 30, 2005               2.50:1.00

                        December 31, 2005                2.40:1.00

                        March 31, 2006                   2.40:1.00

                        June 30, 2006                    2.40:1.00

                        September 30, 2006               2.25:1.00

                        December 31, 2006                2.25:1.00

                        March 31, 2007                   2.25:1.00

                        June 30, 2007                    2.25:1.00


         Notwithstanding the foregoing, (i) if Consolidated EBITDA of the Parent and its Subsidiaries for the fiscal quarter of the Parent and its Subsidiaries ended September 30, 2004 is greater than $2,000,000, then the Leverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(b) as of the end of such period, (ii) if Consolidated EBITDA of the Parent and its Subsidiaries for the 2 fiscal quarters of the Parent and its Subsidiaries ended December 31, 2004 is greater than $10,500,000, then the Leverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(b) as of the end of such period, and (iii) if Consolidated EBITDA of the Parent and its Subsidiaries for the fiscal quarter of the Parent and its Subsidiaries ended March 31, 2005 is greater than $8,100,000, then the Leverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(b) as of the end of such period.


                           (c) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries as at the end of each period set forth below to be less than the applicable ratio set forth below:

                               Period                Fixed Charge Coverage Ratio
                               ------                ---------------------------

                     The 1 fiscal quarter period             1.10:1.00
                     ending September 30, 2004

                     The 2 fiscal quarter period             1.10:1.00
                     ending December 31, 2004

                               Period                Fixed Charge Coverage Ratio
                               ------                ---------------------------

                     The 3 fiscal quarter period             1.20:1.00
                     ending March 31, 2005

                     The 4 fiscal quarter period             1.25:1.00
                     ending June 30, 2005

                     The 4 fiscal quarter period             1.30:1.00
                     ending September 30, 2005

                     The 4 fiscal quarter period             1.35:1.00
                     ending December 31, 2005

                     The 4 fiscal quarter period             1.40:1.00
                     ending March 31, 2006

                     The 4 fiscal quarter period             1.40:1.00
                     ending June 30, 2006

                     The 4 fiscal quarter period             1.50:1.00
                     ending September 30, 2006

                     The 4 fiscal quarter period             1.50:1.00
                     ending December 31, 2006

                     The 4 fiscal quarter period             1.50:1.00
                     ending March 31, 2007

                     The 4 fiscal quarter period             1.50:1.00
                     ending June 30, 2007


         Notwithstanding the foregoing, (i) if Consolidated EBITDA of the Parent and its Subsidiaries for the fiscal quarter of the Parent and its Subsidiaries ended September 30, 2004 is greater than $2,000,000, then the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(c) as of the end of such period, (ii) if Consolidated EBITDA of the Parent and its Subsidiaries for the 2 fiscal quarters of the Parent and its Subsidiaries ended December 31, 2004 is greater than $10,500,000, then the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(c) as of the end of such period, and (iii) if Consolidated EBITDA of the Parent and its Subsidiaries for the fiscal quarter of the Parent and its Subsidiaries ended March 31, 2005 is greater than $8,100,000, then the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries shall not be tested under this Section 7.03(c) as of the end of such period.


                           (d) Excess Availability. Permit Excess Availability at any time to be less than an amount equal to the sum of (i) (A) prior to the date of the termination of the Total Revolving Credit Commitment for any reason (and except as set forth in clause (B) of this Section 7.03(d)), $5,000,000, (B) during the period from and including March 31, 2005 through and including May 15, 2005, $15,000,000 and (C) at all other times, $10,000,000 and (ii) 50% times the amount of Specified Costs and Expenses incurred in excess of $2,500,000."

                  (p) Events of Default. Section 9.01 of the Financing Agreement is hereby amended as follows:

                           (i) Section 9.01(c)(i) is hereby amended in its entirety to read as follows:

                  "(i) fail to perform or comply with any covenant or agreement contained in Section 5.03, Sections 7.01(a)(viii), 7.01(c), 7.01(d)(i)(A), 7.01(f), 7.01(h) (other than with respect to the delivery of insurance policies thereunder), 7.01(n), 7.01(p), 7.01(r) or 7.01(s), Section 7.02, Section 7.03 (other than Section 7.03(a) and, during the period from October 1, 2004 through and including November 30, 2004, Section 7.03(d)) or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in the Fee Letter, any Security Agreement to which it is a party, any Pledge Agreement to which it is a party, or any Mortgage to which it is a party;"

                           (ii) Section 9.01 of the Financing Agreement is hereby amended by deleting the "or" at the end of clause (v) therein, inserting "or" after the semicolon at the end of clause (w) therein and inserting the following new clause (x):

                  "(x) the Borrowers shall fail to pursue in good faith the Sale Process;"

                  (q) Assignments and Participations. Section 12.07(b)(iii) of the Financing Agreement is hereby amended by deleting subclause (x) therein and substituting in lieu thereof the following:

         "(x) in the case of an assignment by a Lender to one or more other lenders or other entities of all or a portion of its Term Loan Commitment and the Term Loan made by it or of its Supplemental Term Loan Commitment and the Supplemental Term Loan made by it, the Collateral Agent and"

                  (r) Schedules. Schedule 1.01(A) to the Financing Agreement is hereby amended in its entirety to read as set forth on Annex A attached hereto.

                  (s) Exhibit D. Clause (iii) of Exhibit D to the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(iii) The Proposed Loan is [a Revolving Loan] [a portion of the Supplemental Term Loan]".

                  (t) Exhibit E. The second paragraph of Exhibit E to the Financing Agreement is hereby amended by deleting the phrase "[a portion of the Term Loan]" therein and substituting in lieu thereof "[a portion of the [Supplemental] Term Loan]".

         3. Waiver and Consent.

                  (a) Pursuant to the request of the Borrowers and in accordance with Section 12.02 of the Financing Agreement, the Agents and the Lenders hereby
(i) consent to, and
waive any Event of Default that has or would otherwise arise under Section 9.01(a) or Section 9.01(c) of the Financing Agreement by reason of, the occurrence of the Calcitriol Disposition.

                  (b) The waivers and consents in this Section 3 shall be effective only in this specific instance and for the specific purpose set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

         4. Additional Lenders. Each of the Borrowers, the Agents and the existing Lenders hereby consents to [SPCP Group LLC and SPCP Group III, L.L.C. (each an "Additional Lender")] becoming a Lender under the Financing Agreement. Commencing on the Fourth Amendment Effective Date, each Additional Lender will be a party to the Financing Agreement, agrees to be bound by the terms and conditions of the Financing Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Financing Agreement and the Loan Documents.

         5. Conditions Precedent. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Fourth Amendment Effective Date"):

                  (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date either immediately before or after giving effect to this Amendment in accordance with its terms.

                  (b) Delivery of Documents. The Collateral Agent shall have received on or before the Fourth Amendment Effective Date, the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless otherwise indicated, dated as of the Fourth Amendment Effective Date:

                           (i) counterparts of this Amendment, duly executed by the Borrowers, the Agents and the Lenders;

                           (ii) counterparts of the Second Amendment to Fee Letter, dated as of the date hereof, duly executed by the Borrowers and the Agents;

                           (iii) an amendment to each Mortgage, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by the applicable Loan Party, with respect to each Facility;

                           (iv) a copy of the resolutions of each Loan Party, certified as of the Fourth Amendment Effective Date by an Authorized Officer thereof, authorizing the execution and delivery of this Amendment and the other documents to be executed and delivered by such Person in connection herewith and authorizing the transactions contemplated hereby;

                           (v) a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign this Amendment and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such Authorized Officers;

                           (vi) a certificate of an Authorized Officer of the Parent, certifying that the Borrowers on a consolidated basis are Solvent;

                           (vii) a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in clause (a) of this Section 5;

                           (viii) an opinion of in-house counsel for the Loan Parties and of Robinson, Bradshaw & Hinson, P.A., counsel to the Loan Parties, as to such matters as the Lenders may reasonably request including, without limitation, an opinion of Robinson, Bradshaw & Hinson, P.A. that the Loans made pursuant to the Financing Agreement (including the Supplemental Term Loan) constitute "Permitted Debt", "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated Note Indenture or some derivation thereof reasonably satisfactory to the Collateral Agent; and

                           (ix) such other agreements, instruments, approvals, opinions and other documents as the Collateral Agent may reasonably request.

                  (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental hereto, shall be reasonably satisfactory to the Collateral Agent and its counsel.

                  (d) Senior Subordinated Note Indenture. The Loan Parties shall have obtained irrevocable consents of the requisite Senior Subordinated Note Holders with respect to (i) the waiver of all defaults under the Senior Subordinated Note Indenture (other than the default related to the payment of the interest payment due October 1, 2004 on the Senior Subordinated Notes, which interest payment will be paid substantially concurrently with the initial borrowing of the Supplemental Term Loan) and (ii) the increase in the Total Commitment under the Financing Agreement to $180,000,000. The Collateral Agent shall be satisfied in its sole discretion that the Loans made pursuant to the Financing Agreement (including the Supplemental Term Loan) constitute "Permitted Debt", "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated
Note Indenture and that any supplemental indenture delivered in connection with the foregoing shall have become effective.

                  (e) Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to the Financing Agreement and the other Loan Documents, including, without limitation, Section
2.06 and 12.04 of the Financing Agreement.

                  (f) Effective Date. The Fourth Amendment Effective Date shall have occurred on or before Friday, October 29, 2004.

         6. Condition Subsequent. The obligation of the Agents or any Lender to maintain the Loans and Letters of Credit after the Fourth Amendment Effective Date is subject to the conditions subsequent that (i) the Borrowers issue the press release attached hereto as Annex B with respect to this Amendment not later than the opening of business on Monday, October 25, 2004, as such date may be extended with the consent of the Agents, and (ii) the Borrowers file Form 8-K with the SEC, together with a copy of this Amendment, not later than the opening of business on Monday, October 25, 2004, as such date may be extended with the consent of the Agents.

         7. Representations and Warranties. Each Borrower represents and warrants as follows:

                  (a) Organization, Good Standing, Etc. Each Borrower (i) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization other than to the extent that the failure to be in good standing in such state could not reasonably be expected to have a Material Adverse Effect and (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

                  (b) Authorization, Etc. The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any such Borrower's organizational documents or any applicable law or any material term of any Material Contract, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to any of such Borrower's property.

                  (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by each Borrower of this Amendment or (ii) the performance by each Borrower of the Financing Agreement, as amended hereby.

                  (d) Enforceability of Loan Documents. Each of this Amendment and the Financing Agreement, as amended hereby, and the other Loan Documents, is a legal, valid and binding obligation of each Borrower party hereto, enforceable against such Borrower in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  (e) Representations and Warranties; No Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date either immediately before or after giving effect to this Amendment in accordance with its terms.

         8. Continued Effectiveness of the Financing Agreement.

                  (a) Ratifications. Except as otherwise expressly provided herein, (i) the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fourth Amendment Effective Date
(A) all references in the Financing Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment and
(B) all references in the other Loan Documents to the "Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (ii) to the extent that the Financing Agreement or any other Loan Document purports to pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents or the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

                  (b) No Waivers. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Financing Agreement or any other Loan Document and the Agents and the Lenders expressly reserve all of their rights and remedies under the Financing Agreement and the other Loan Documents, under applicable law or otherwise.

                  (c) Amendment as Loan Document. Each Borrower confirms and agrees that this Amendment shall constitute a Loan Document under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if any representation or warranty made or deemed made by any Borrower under or in connection with this Amendment shall have been incorrect in any material respect when made or deemed made or if any Borrower fails to perform or comply with any covenant or agreement contained herein.

         9. Release. Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and their Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this

Amendment and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and the L/C Issuer and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Fourth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

         10. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

                  (b) Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Expenses. The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          BORROWERS:


                                          AAIPHARMA INC.


                                          By: /s/ Ludo Reynders
                                              ----------------------------------
                                              Name:  Ludo Reynders
                                              Title: President & CEO


                                          APPLIED ANALYTICAL INDUSTRIES LEARNING
                                          CENTER, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          AAI TECHNOLOGIES, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          AAI PROPERTIES, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          AAI JAPAN, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          KANSAS CITY ANALYTICAL SERVICES, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President

                                          AAI DEVELOPMENT SERVICES, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          AAIPHARMA LLC


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President


                                          AAI DEVELOPMENT SERVICES, INC.


                                          By: /s/ Gregory S. Bentley
                                              ----------------------------------
                                              Name:  Gregory S. Bentley
                                              Title: Vice President

                                          COLLATERAL AGENT:
                                          ----------------


                                          SILVER POINT FINANCE, LLC,
                                          as Collateral Agent


                                          By: /s/ Jeffrey A. Gelfand
                                              ----------------------------------
                                              Name:  Jeffrey A. Gelfand
                                              Title: Chief Financial Officer



                                          ADMINISTRATIVE AGENT:
                                          --------------------


                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent


                                          By: /s/ Annie Cuenco
                                              ----------------------------------
                                              Name:  Annie Cuenco
                                              Title: Assistant Vice President



                                          LENDERS:


                                          BANK OF AMERICA, N.A.,
                                          as L/C Issuer


                                          By: /s/ Timothy L. Isom
                                              ----------------------------------
                                              Name:  Timothy L. Isom
                                              Title: Principal


                                          BANK OF AMERICA, N.A.,
                                          as a Lender


                                          By: /s/ Timothy L. Isom
                                              ----------------------------------
                                              Name:  Timothy L. Isom
                                              Title: Principal


                                          SEA PINES FUNDING LLC,
                                          as a Lender


                                          By: /s/ Diana M. Himes
                                              ----------------------------------
                                              Name:  Diana M. Himes
                                              Title: Assistant Vice President

                                          TRS THEBE LLC,
                                          as a Lender


                                          By: /s/ Alice L. Wagner
                                              ----------------------------------
                                              Name:  Alice L. Wagner
                                              Title: Vice President


                                          SIL LOAN FUNDING LLC,
                                          as a Lender


                                          By: /s/ Jason Trala
                                              ----------------------------------
                                              Name:  Jason Trala
                                              Title: Attorney-in-Fact


                                          SILVER POINT ONSHORE CDO, LLC,
                                          as a Lender


                                          By: /s/ Jeffrey A. Gelfand
                                              ----------------------------------
                                              Name:  Jeffrey A. Gelfand
                                              Title: Chief Financial Officer


                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                          as a Lender


                                          By: /s/ Buckley Ratchford
                                              ----------------------------------
                                              Name:  Buckley Ratchford
                                              Title: Managing Director

                                          ADDITIONAL LENDERS:


                                          SPCP GROUP LLC,
                                          as a Lender


                                          By: /s/ Jeffrey A. Gelfand
                                              ----------------------------------
                                              Name:  Jeffrey A. Gelfand
                                              Title: Chief Financial Officer


                                          SPCP GROUP III, L.L.C.,
                                          as a Lender


                                          By: /s/ Jeffrey A. Gelfand
                                              ----------------------------------
                                              Name:  Jeffrey A. Gelfand
                                              Title: Chief Financial Officer